AMENDMENT NO. 3 TO SHARE EXCHANGE AGREEMENT

     This Amendment No. 3 (“Amendment No. 3”) to the Share Exchange Agreement dated May 11, 2007 (the "Agreement") made and entered into as of the 8th day of August 2007, by and between CORNERWORLD, INC., a Delaware corporation ("CornerWorld"), and each of the shareholders of CornerWorld as set forth on the signature page thereto (collectively, the “Shareholders”) and CORNERWORLD CORPORATION, a Nevada corporation (the “Company”) (all collectively, the “Parties”). (All terms not defined herein shall have the same meaning as in the Agreement).

WITNESSETH:

     WHEREAS, on May 11, 2007, CornerWorld, the Shareholders and the Company, entered into the Agreement;

     WHEREAS, on June 21, 2007 the Parties entered into a Letter Agreement (“Amendment No. 1 to the Share Exchange Agreement”) to clarify Section 2.3 of the Agreement; and

     WHEREAS, on July 27, 2007 the Parties entered into Amendment No. 2 to the Share Exchange Agreement whereby Article 2 of the Agreement was amended to remove the $500,000 minimum proceeds requirement and to change the Closing Date of the Agreement.

     NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

     1. The first two (2) paragraphs of Article 2, Section 2.2 of the Agreement are hereby amended in their entirety to be and read as follows:

Recapitalization. Simultaneously with the execution of this Agreement, the Company shall cause its shareholders owning an aggregate of 7,296,000 of the then outstanding 11,400,000 free trading shares, to deposit such shares, along with duly executed stock powers, in escrow with Continental Stock Transfer & Trust Company (the “Escrow Agent”).

The balance of the 11,400,000 outstanding shares, being an aggregate of 4,104,000 free trading shares, shall remain outstanding, with (i) 3,000,000 shares being deposited in the name of Dynasty Capital LLC at an account at Bishop Rosen & Co., Inc. or such other brokerage firm as may be designated by CornerWorld, as further provided for in Section 2.3 herein, and (ii) 1,104,000 of such shares being held in escrow by the Escrow Agent, or at such other place as may be mutually agreed upon, pending the Closing of this Agreement or termination of this transaction.

2. follows:

Article 2, Section 2.3(b) of the Agreement is hereby amended in its entirety to be and read as

(b) Proceeds of up to $750,000 from the sale of the 3,000,000 shares are to be delivered to the holders of the 11,400,000 described in Section 2.2 above, as such funds are received. Once such holders have received $750,000 from the sale of the 3,000,000 shares, any and all of the remaining 3,000,000 shares which have not been sold shall be returned to the Company for cancellation.

     3. This Amendment No. 3 to the Agreement shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

     4. Except as amended hereby, the terms and provisions of the Agreement, as amended, shall remain in full force and effect, and the Agreement, as amended, is in all respects ratified and confirmed. On and after the date of this agreement, each reference in the Agreement, as amended, to the "Agreement", "hereinafter", "herein", "hereinafter", "hereunder", "hereof", or words of like import shall mean and be a reference to the Agreement as amended by this agreement.

     5. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Share Exchange Agreement as of the date first stated above.

CORNERWORLD CORPORATION

By: Name: Title:

CORNERWORLD, INC.

By: Name: Title:

[SHAREHOLDER SIGNATURE PAGE FOLLOWS]

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SHAREHOLDERS:

Scott Beck (Separate Property) Michelle Beck David Gullett Kelly Larabee Morlan Plantation Grove Ltd. Selvin Passen M.D. Andrew W. Greenberg	Jarrod Beck Joshua Emmett Billy Green Crystal Blue Consulting, Inc. Marvin H. Ribotsky, LLC Martin B. & Alice Grossman

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